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                                                                    Exhibit 99.1

                        Ryder Vehicle Lease Trust 1999-A
                            Payment Date Certificate

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              The undersigned, duly authorized representative of Ryder Truck
              Rental, Inc., as Administrative Agent under the Administration Agreement, among Ryder Truck Rental LT, Ryder Truck Rental I LP, Ryder Truck Rental II LP and Ryder Truck Rental, Inc., dated as of February 1, 1998, as supplemented by that certain Supplement 1999-A to Administration Agreement, dated as of October 1, 1999 (the "Administration Supplement"), certifies as follows pursuant to the Indenture, dated as of October 1, 1999 (the "Indenture"), between Ryder Vehicle Lease Trust 1999-A (the "Issuer") and U.S. Bank National Association, as trustee (the "Trustee"):

              1. Capitalized terms used in this Certificate have been defined in the Indenture;

              2. Ryder Truck Rental, Inc. is the Administrative Agent;

              3. The undersigned is an Officer of the Administrative Agent; and

              4. The following information is supplied pursuant to Sections 8.03 and 8.04(e) of the Indenture and Section 5.02 of the Amended and Restated Trust Agreement, dated as of October 1, 1999 (the "Trust Agreement") between Ryder Funding LP and Chase Manhattan Bank Delaware, as Owner Trustee:

   (i)    SUBI Collections for the Collection Period              $16,792,678.88

          Amounts allocable to the 99% 1999-A  SUBI Certificate   $16,624,752.09

          Amounts allocable to the 1% 1999-A  SUBI Certificate       $167,926.79

  (ii)    Available Funds

                  (i)         99% of SUBI Collections             $16,624,752.09
                 (ii)         Advances                                -$2,504.39
                (iii)         99% of the Residual Value Surplus
                              Draw Amount                                  $0.00
                 (iv)         The Optional Purchase Price                  $0.00

  (iii)   Interest accrued on the Class A Notes during the
          Accrual Period
                              Class A-1                                    $0.00
                                Dollar Amount per $1,000 of
                                original principal balance                 $0.00
                              Class A-2                              $704,499.69
                                Dollar Amount per $1,000 of
                                original principal balance               $11.183
                              Class A-3                              $901,800.00
                                Dollar Amount per $1,000 of
                                original principal balance               $16.700
                              Class A-4                              $912,925.00
                                Dollar Amount per $1,000 of
                                original principal balance of
                                the Notes                                $17.225

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                              Class A-5                            $1,513,342.50
                                Dollar Amount per $1,000 of
                                original principal balance of
                                the Notes                                $17.825

  (iv)    Interest accrued on the Subordinated Notes during the
          Accrual Period                                             $250,697.33
          Dollar Amount per $1,000 of original principal balance
          of the Subordinated Notes                                      $19.250

   (v)    Interest on the Aggregate Certificate Balance of the
          Trust Certificates during the Accrual Period               $209,027.57

                              Transferor Trust Certificate Amount      $2,090.28
                              Dollar Amount per $1,000 of original
                              principal balance of the                   $19.250
                                        Transferor Trust Certificate

                              Other Trust Certificates Amount        $206,937.29
                              Dollar Amount per $1,000 of original
                              principal balance of the                   $19.250
                                        Other Trust
                                        Certificates

  (vi)    Outstanding Amounts as of the day immediately preceding
          the Payment Date
                              Class A Notes
                                Class A-1                                  $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                                Class A-2                         $43,825,796.93
                                  Dollar Amount per $1,000 of
                                  original principal balance             $695.65
                                Class A-3                         $54,000,000.00
                                  Dollar Amount per $1,000 of
                                  original principal balance           $1,000.00
                                Class A-4                         $53,000,000.00
                                  Dollar Amount per $1,000 of
                                  original principal balance           $1,000.00
                                Class A-5                         $84,900,000.00
                                  Dollar Amount per $1,000 of
                                  original principal balance           $1,000.00
                              Subordinated Notes                  $13,023,238.00
                                  Dollar Amount per $1,000 of
                                  original principal balance           $1,000.00
                              Aggregate Certificate Balance of
                                the Trust Certificates            $10,858,575.00
                                  Dollar Amount per $1,000 of
                                  original principal balance           $1,000.00

  (vii)   SUBI Collections

                              Deposited into the Note
                              Distribution Account                 $4,032,567.19

                              Class A-1                                    $0.00
                              Class A-2                              $704,499.69
                              Class A-3                              $901,800.00
                              Class A-4                              $912,925.00
                              Class A-5                            $1,513,342.50
                              Deposited into the Certificate
                              Distribution Account                   $209,027.57

 (viii)           (A)         Reserve Fund Balance as of the
                              previous Payment Date                $9,970,408.92
                              Reserve Fund Requirement (constant)  $9,970,408.92
                              Reserve Fund at the beginning of
                              the Collection Period                $9,970,408.92
                              Reserve Fund at the end of the
                              Collection Period                    $9,970,408.92
                  (B)         Reserve Fund Deposit Amount
                              (Sub Note Interest & Principal &
                              Bank Interest)                         $569,978.62

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                  (C)         Reserve Fund Draw Amount               $335,199.10
                  (D)         Reserve Fund Balance after all
                              withdrawals and deposits in respect
                              of the Payment Date                  $9,970,408.92
                  (E)         Change in the Reserve Fund Balance
                              from the prior Payment Date                  $0.00

  (ix)    Class A Notes Distribution Amount

                              Class A-1                                    $0.00
                                Dollar Amount per $1,000 of
                                original principal balance                 $0.00
                              Portion Allocable to Interest                $0.00
                                Dollar Amount per $1,000 of
                                original principal balance                 $0.00
                              Class A-2                           $12,529,173.93
                                Dollar Amount per $1,000 of
                                original principal balance              $198.876
                              Portion Allocable to Interest          $704,499.69
                                Dollar Amount per $1,000 of
                                original principal balance               $11.183
                              Class A-3                              $901,800.00
                                Dollar Amount per $1,000 of
                                original principal balance               $16.700
                              Portion Allocable to Interest          $901,800.00
                                Dollar Amount per $1,000 of
                                original principal balance               $16.700
                              Class A-4                              $912,925.00
                                Dollar Amount per $1,000 of
                                original principal balance               $17.225
                              Portion Allocable to Interest          $912,925.00
                                Dollar Amount per $1,000 of
                                original principal balance               $17.225
                              Class A-5                            $1,513,342.50
                                Dollar Amount per $1,000 of
                                original principal balance               $17.825
                              Portion Allocable to Interest        $1,513,342.50
                                Dollar Amount per $1,000 of
                                original principal balance               $17.825
          Certificate Distribution Amount                            $209,027.57
                                Dollar Amount per $1,000 of
                                original principal balance               $19.250
                              Portion Allocable to Interest          $209,027.57
                                Dollar Amount per $1,000 of
                                original principal balance               $19.250

   (x)    Quarterly Principal Distributable Amount
                              Class A Notes
                                Class A-1                                  $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                                Class A-2                         $11,824,674.24
                                  Dollar Amount per $1,000 of
                                  original principal balance            $187.693
                                Class A-3                                  $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                                Class A-4                                  $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                                Class A-5                                  $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                              Subordinated Notes                           $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                              Trust Certificates                           $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00

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          Optimal Principal Distributable Amount
                              Class A Notes
                                Class A-1                                  $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                                Class A-2                         $11,824,674.24
                                  Dollar Amount per $1,000 of
                                  original principal balance            $187.693
                                Class A-3                                  $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                                Class A-4                                  $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                                Class A-5                                  $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                              Subordinated Notes                           $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                              Trust Certificates                           $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
          Principal Shortfall Amount
                              Class A Notes
                                Class A-1                                  $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                                Class A-2                                  $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                                Class A-3                                  $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                                Class A-4                                  $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                                Class A-5                                  $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                              Subordinated Notes                           $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00
                              Trust Certificates                           $0.00
                                  Dollar Amount per $1,000 of
                                  original principal balance               $0.00

  (xi)    Class A-1 Note Factor                                             0.00

          Class A-2 Note Factor                                         .5079543

          Class A-3 Note Factor                                        1.0000000

          Class A-4 Note Factor                                        1.0000000

          Class A-5 Note Factor                                        1.0000000

          Subordinated Note Factor                                     1.0000000
          Certificate Factor (does not include Transferor Trust
            Certificate)                                               1.0000000

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  (xii)   Residual Value Losses for the immediately preceding
            Collection Period                                          $1,989.63
          Residual Value Surplus for the immediately preceding
            Collection Period                                              $0.00
          Amount on Deposit in the Residual Value Surplus Account          $0.00
          Residual Value Surplus Draw Amount included in
            Available Funds                                                $0.00
          Residual Value Surplus Draw Amount                               $0.00

 (xiii)   Special Event Purchases during the Collection Period             $0.00
          Aggregate Securitization Value (as of Cutoff Date or
            during the related Calendar Year, as applicable) of
            Special Event Purchases made year-to-date                      $0.00

  (xiv)   Sales Proceeds Advances included in Available Funds              $0.00
          Financial Component Advances included in Available Funds       $286.83

  (xv)    Payment Date Advance Reimbursement for the Accrual Period
                              For Credit Losses                       -$2,791.22
                              For Sales Proceeds Advances
                              Outstanding for 9 or more months             $0.00

  (xvi)   Amounts released to the Transferor
                              As Subordinated Noteholder             $234,779.52
                              As Holder of the Transferor Trust
                                Certificate                                $0.00

 (xvii)   Administration Fee for the Collection Period               $640,480.48
          Any unpaid fees in respect of one or more prior
            Collection Periods                                             $0.00

 (xviii)  Retained SUBI Certificate Distribution Amount              $161,457.29
          Retained SUBI Certificate Amount                           $167,926.79
          Retained Administration Fee for the Collection Period        $6,469.50

  (xix)   Net Investment Earnings on the SUBI Collection Account
            and the Residual Value Surplus Account                   $161,481.42

  (xx)    Net Investment Earnings on the Reserve Fund                $157,799.87

  (xxi)   Amount distributable to the Transferor from the Residual
            Value Surplus Account                                          $0.00

IN WITNESS WHEREOF, the undersigned has duly executed
this Certificate on:     January 16, 2001.

          Ryder Truck Rental as Administrative Agent

              by ________________________________________________
                                  W. Daniel Susik
                            Vice President & Treasurer
                             Ryder Truck Rental, Inc.
                 (Authorized Officer of the Administrative Agent)

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